EXHIBIT 99-D


NATIONAL DATACOMPUTER, INC.
BALANCE SHEET
AS OF JANUARY 26, 1997

                                                                                  ORIGINAL         SUBSEQUENT              ADJUSTED
                                                                                 (UNAUDITED)         EVENT               (UNAUDITED)
Assets
Current Assets:
     Cash and cash equivalents                                              $        2,058,843                   $        2,058,843
     Accounts receivable, less allowance for doubtful accounts                         829,582                              829,582
     Inventories                                                                     1,487,884                            1,487,884
     Other current assets                                                              149,589                              149,589
                                                                            -------------------  --------------  -------------------

         Total current assets                                                        4,525,898                            4,525,898

Property and equipment, net                                                            243,288                              243,288
                                                                            -------------------  --------------  -------------------

                                                                            $        4,769,186                   $        4,769,186
                                                                            ===================  ==============  ===================

Liabilities and stockholders' equity (deficit)
Current Liabilities:
     Accounts payable                                                       $          199,030                   $          199,030
     Accrued payroll and related taxes                                                 170,726                              170,726
     Accrued commissions                                                                18,786                               18,786
     Accrued expenses                                                                  701,038                              701,038
     Deferred revenues, current portion                                                532,587                              532,587
     Capital lease, current portion                                                     17,290                               17,290
                                                                            -------------------  --------------  -------------------

         Total current liabilities                                          $        1,639,457                   $        1,639,457

Convertible Debt                                                                       600,000        (350,000)             250,000
Capital Lease                                                                          114,828                              114,828
Deferred revenues                                                                      267,540                              267,540
                                                                            -------------------  --------------  -------------------

                                                                            $        2,621,825        (350,000)  $        2,271,825
                                                                            -------------------  --------------  -------------------

Stockholders' equity (deficit)
     Common Stock                                                           $           99,052                   $           99,052
     Preferred Stock                                                                 4,585,206         350,000            4,935,206
     Additional Paid in Capital                                                      9,673,059                            9,673,059
     Stock Compensation                                                               (124,769)                            (124,769)
     Notes receivable - employees                                                     (351,269)                            (351,269)
     Accumulated deficit                                                           (11,576,437)                         (11,576,437)
     Y.T.D. Net Loss (1997)                                                           (157,481)                            (157,481)
                                                                            -------------------  --------------  -------------------

         Total stockholders' equity (deficit)                               $        2,147,361         350,000   $        2,497,361
                                                                            -------------------  --------------  -------------------

                                                                            $        4,769,186                   $        4,769,186
                                                                            ===================  ==============  ===================






NATIONAL DATACOMPUTER, INC.
STATEMENT OF OPERATIONS
FOR THE ONE MONTH ENDED JANUARY 26, 1997



                                                                                          (Unaudited)
Revenues
       Net product revenue                                                          $             295,551
       Service and other revenue                                                                   91,467
                                                                                    ----------------------

                                                                                                  387,018

Cost of sales and services                                                                        184,578
                                                                                    ----------------------

                                                                                                  202,440
                                                                                    ----------------------

Operating expenses:
       Research and development                                                                   124,677
       Selling, general and administrative                                                        233,830
                                                                                    ----------------------

                                                                                                  358,507
                                                                                    ----------------------

Income (loss) from operation                                                        $            (156,067)

Other income (expense):
       Interest income
       Interest expense                                                                            (1,414)
                                                                                    ----------------------

Net loss                                                                            $            (157,481)
                                                                                    ======================

Adjusted net loss  per share                                                        $               (0.15)
                                                                                    ======================

Weighted average shares and dilutive
       shares equivalent outstanding                                                            1,238,154
                                                                                    ======================


NATIONAL DATACOMPUTER, INC.
STATEMENT OF CASH FLOWS
INCREASE (DECREASE) IN CASH
FOR THE 1 MONTH ENDED JANUARY 26, 1997


                                                                                                (Unaudited)

Cash flows from operating activities:
     Net income (loss)                                                                     $          (157,481)
     Adjustments to reconcile net income (loss) to net
          cash provided by (used for) operating activities:
          Depreciation and amortization                                                                  6,633
          Changes in assets and liabilities:
              (Increase) decrease in accounts receivable                                              (208,545)
              (Increase) decrease in inventories                                                        (8,731)
              (Increase) decrease in other current assets                                               (5,848)
              (Decrease) increase in accounts payable                                                   73,576
              (Decrease) increase in accrued expenses
                   and deferred compensation                                                           100,120
              (Decrease) increase in deferred revenues                                                  46,359
                                                                                           --------------------

     Net cash provided by (used for) operating activities                                             (153,917)
                                                                                           --------------------

Cash flow from investing activities:
     Purchase of property and equipment                                                                 (5,391)
     Proceeds from sale of property and equipment
                                                                                           --------------------

     Net cash used for investing activities                                                            ($5,391)
                                                                                           --------------------

Cash flow from financing activities:
     Proceeds from Series C  preferred stock                                                         1,500,000
     Repayment of borrowings                                                                            (4,134)
     Proceeds from issuance of stock
     Investment receivable
     Stock compensation
     Stock offering cost
                                                                                           --------------------

     Net cash provided by (used for) finincing activities                                            1,495,866
                                                                                           --------------------

Net increase (decrease) in cash and cash equivalent                                                  1,336,558
Cash at beginning of year                                                                              722,285
                                                                                           --------------------

Cash and cash equivalent  at end of period                                                 $         2,058,843
                                                                                           ====================



NATIONAL DATACOMPUTER, INC.
STATEMENT OF STOCKHOLDERS'  EQUITY
AS OF JANUARY 26, 1997


                                                                                   NOTES                               (UNAUDITED)
                                                                                 RECEIVABLE                               TOTAL
                                                                                   FROM       STOCK     ACCUMULATED
                               PREFERRED STOCK            COMMON STOCK           EMPLOYEES     COMP       DEFICIT
                           ---------------------  ---------------------------    ----------  --------   -------------  ------------
                                    NET ISSUANCE              PAR       APIC
                           SHARES      PRICE       SHARES     VALUE


Balance 12/29/96           4,200     $3,685,206  1,238,154   $99,052 $9,673,059  ($351,269) ($124,769) ($11,548,437)     $1,432,842
------------------------------------------------------------------------------------------------------------------------------------
Net loss                                                                                                   (157,481)      ($157,481)
------------------------------------------------------------------------------------------------------------------------------------
Issuance of preferred        900     $900,000                                                                              $900,000
------------------------------------------------------------------------------------------------------------------------------------
Subsequent Event             350     $350,000                                                                              $350,000
------------------------------------------------------------------------------------------------------------------------------------
Accr interest on preferred                                                                                 ($28,000)       ($28,000)
------------------------------------------------------------------------------------------------------------------------------------
Payment of interest                                                                                                              $0
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 $0
------------------------------------------------------------------------------------------------------------------------------------
Balance 1/26/97            5,450     $4,935,206  1,238,154   $99,052 $9,673,059  ($351,269) ($124,769) ($11,733,918)     $2,497,361
------------------------------------------------------------------------------------------------------------------------------------